Acquisitions and Dispositions	6 Months Ended
Jul. 28, 2012
Acquisitions and Dispositions

9. Acquisitions and Dispositions

Acquisitions

On October 31, 2011, the Company acquired a 70% ownership interest in Labuan from Li & Fung Retailing Limited (“Li & Fung”) for a purchase price of approximately $79 million (including a $10 million hold back) plus $8 million of contingent consideration. The terms of the agreement also provide us with the future option to acquire Li & Fung’s 30% interest in the business and also provide Li & Fung the option to require us to buy their 30% interest in the business at the end of three years from the acquisition date. A full description of the Company’s acquisition is contained in Note 17 to the Consolidated Financial Statements entitled “ACQUISITIONS” in our Annual Report on Form 10-K for the fiscal year ended January 28, 2012.

During the twenty-six weeks ended July 28, 2012, the Company paid $5 million of contingent consideration related to the Labuan acquisition, which was included within Accrued expenses and other current liabilities on our Consolidated Balance Sheet as of January 28, 2012. In accordance with the purchase agreement, the remaining $3 million of contingent consideration will be paid out in subsequent periods based on the future financial performance of Labuan.

In addition, during the twenty-six weeks ended July 28, 2012, in accordance with the purchase agreement, the Company paid $10 million of the purchase price related to the Labuan acquisition to Li & Fung as it was determined that the business had been appropriately delivered in the agreed upon financial condition. This amount was included within Restricted cash on our Condensed Consolidated Balance Sheet as of April 28, 2012.

Dispositions

During the thirteen and twenty-six weeks ended July 28, 2012, we sold idle properties and certain assets for gross proceeds of $2 million and $8 million, respectively, resulting in a net gain of $2 million and $4 million, respectively.